SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

April 8, 2011

Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York 10017

(Address of principal executive offices)

(212) 588-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17. CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17. CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17. CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17. CFR 240.13e-4(c))

Item 8.01 — Other Events

On April 8, 2011 Investment Technology Group, Inc. issued a press release announcing trading statistics for the month ended March 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Press release issued by Investment Technology Group, Inc. on April 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)

Date: April 8, 2011	By:	/s/ STEVEN R. VIGLIOTTI
Steven R. Vigliotti
Chief Financial Officer and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Investment Technology Group, Inc., dated as of April 8, 2011.